[CRA Graphic Omitted]

                               [CRA Logo Omitted]
--------------------------------------------------------------------------------
                                     REALTY
--------------------------------------------------------------------------------
                                     SHARES
--------------------------------------------------------------------------------
                                    PORTFOLIO
--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                 TO SHAREHOLDERS

                                OCTOBER 31, 2001

                                   ADVISED BY:
                                     CLARION
                                 CRA SECURITIES

                                  [BLANK PAGE]

                                                              [CRA LOGO OMITTED]
                                                              ------------------
                                                                          REALTY
                                                              ------------------
                                                                          SHARES
                                                              ------------------
                                                                       PORTFOLIO

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Letter to Our Shareholders:

We are pleased to present the report for the CRA Realty Shares portfolio managed on your behalf by Clarion CRA Securities for the twelve-month period ended October 31, 2001. This report includes an analysis of performance, a review of factors influencing real estate stock returns, and our outlook.

PORTFOLIO REVIEW:

The following table presents performance for the portfolio relative to several indices, and how the major indices performed relative to each other.

Real estate securities suffered their second straight month of negative performance despite the backdrop of a broader market rally. Since peaking in late August, REIT stock prices have fallen nearly 10%. Though REITs fared better than other stocks in September, after October the total decline in REIT returns is about equal to the broad market.

---------------------------------------------------------------------------------------------------------------------------------
                                                                     CALENDAR
                                                         TRAILING    YEAR-TO-                  3 YEARS     SINCE INCEPTION 1
                                            OCTOBER      3 MONTHS      DATE        1 YEAR    (ANNUALIZED)    (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------------------
        CRA Realty Shares Portfolio             -3.55%       -6.12%      -1.83%         7.88%       8.74%           5.65%
        Wilshire R.E. Securities                -3.74        -6.29        0.81         10.24        8.61            4.93
        NAREIT - Equity REITs                   -2.86        -3.48        5.42         14.29        7.92            4.91
        S&P 500 (Lg. Co. Stocks)                 1.91       -12.21      -18.89        -24.92        0.03            9.20
        Russell 2000 (Sm. Co. Stocks)            5.85       -11.36      -10.40        -12.70        5.59            4.85
        Lehman Gov't/Corp. Bonds                 2.54         4.81       11.19         15.32        7.06            8.18
---------------------------------------------------------------------------------------------------------------------------------

      1 Inception Date: 1/1/97.
       The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth less than their original cost.

COMMENTARY:

Performance was driven by growing pessimism about the impact of a weak economy on real estate earnings. With the reality of a contracting economy now apparent, the earnings outlook for real estate companies has deteriorated. On the very day that Equity Office Properties (EOP) became the first REIT added to the venerable S&P 500 index, EOP management announced that it was reducing earnings guidance for 2002. Rather than a rise in price because of the index inclusion, shares of EOP fell more than 10% last month.

Approximately 80% of companies we track have now reported third quarter earnings. Though two out of three companies met or beat analysts' earnings estimates, we saw the highest ratio in recent memory of companies missing earnings estimates at 35%. The number of negative surprises outnumbered the positive surprises by nearly two to one. Two thirds of the negative surprises occurred in the two sectors with the shortest lease terms and the most near-term exposure to the weakening economy (hotels and apartments). As a result of shortfalls in the third quarter and those anticipated for the fourth quarter, 2001 earnings growth assumptions have dropped from 6.4% to 3.8%. Even if we exclude the particularly hard hit hotel group, the expected earnings growth rate for this year has dropped 140 basis points, from 7.7% to 6.3%.

The outlook for 2002 earnings growth has worsened as the earnings season progressed. Perhaps more important than actual third quarter results was the guidance which management teams provided for earnings for the balance of the year and into 2002. The emerging picture is not pretty. In the weeks since September 11th, CRA has revised its earnings models to incorporate the impact of an economic recession that is likely to be deeper and longer than anticipated. Many earnings estimates have come in over the last 60 days, and it's been getting worse over the last 30 days for some sectors as management teams provide increasingly gloomy guidance for next year. The expected growth in earnings for 2002 has declined from 8.4% at the end of August to 4.3% now. The most significant revision has been in the hotel sector (down from +4.9% to -8.6%), but such revisions have not been confined here. Excluding hotels, the average growth rate for real estate companies fell from 9.0% to 5.9%. The following chart shows how earnings growth expectations have changed over the last two months as the grim reality of an economy in recession has been factored into the outlook.

CLARION CRA SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

                        EARNINGS GROWTH REVISION ANALYSIS

---------------------------------------------------------------------------------------------------------------------------------
                                            2001/2000 GROWTH                                 2002/2001 GROWTH
---------------------------------------------------------------------------------------------------------------------------------
         PROPERTY TYPE              @8/31          @11/8           DIFF.-          @8/31            @11/8          DIFF.
---------------------------------------------------------------------------------------------------------------------------------
         Health Care               -1.0%          -2.55            -1.5%            3.9%             4.1%           0.2%
         Storage                    8.8            10.1             1.3             8.2              7.8           -0.4
         Shopping Centers           6.2             5.6            -0.6             7.1              5.9           -1.2
         Malls                      8.3             7.9            -0.4             8.4              6.9           -1.5
         Mfr. Homes                 6.2             4.6            -1.6             7.9              6.1           -1.8
         Mixed-                    10.2             9.3            -0.9             8.3              6.2           -2.1
          Office/Industrial
         Office                     8.9             6.8            -2.1            11.0              8.1           -2.9
         Apartments                 6.3             4.5            -1.8             8.0              3.1           -4.9
         Industrial                 7.7             7.6            -0.1             9.3              3.2           -6.1
         Hotels                    -1.0           -16.1           -15.1             4.9             -8.6          -13.5
---------------------------------------------------------------------------------------------------------------------------------
         Group Average*             6.4             3.8            -2.6             8.4              4.3           -4.1
---------------------------------------------------------------------------------------------------------------------------------
         Average ex. Hotels*        7.7             6.3            -1.4             9.0              5.9           -3.1
---------------------------------------------------------------------------------------------------------------------------------

       *Represents weighted averages.

Performance by property type reflects the relative earnings stability. Investors have exhibited a significant preference for earnings stability this year. Double-digit returns have been recorded by the top performing sectors this year which are health care, the three retail sectors, storage, and manufactured home communities. These sectors also are at the top of the previous table for smallest changes in the 2002 earnings growth rate. These same sectors were the worst performing sectors last year. Together, these sectors comprise only about 25% of the public real estate company universe. Unfortunately, the other five sectors comprising 75% of the universe have experienced negative year-to-date performance. In a complete reversal of 2000, the top five sectors this year are the five worst performers in 2001. The office and apartment sectors, in which the portfolio has been overweighted, were the two worst performing property types in October.

                  PERFORMANCE BY PROPERTY TYPE AS OF 10/31/01*

---------------------------------------------------------------------------------------------------------------------------------
         PROPERTY TYPE              WEIGHT        OCTOBER         YEAR-TO-          2001             2000           2000
                                    INDEX*                          DATE            RANK                            RANK
---------------------------------------------------------------------------------------------------------------------------------

         Health Care                  --            2.6%            51.0%             1             25.8%            6
         Storage                      4.6          -0.5             38.8              2             14.6            10
         Shopping Centers             9.0           1.6             22.1              3             18.0             9
         Outlet Centers               0.8          -0.9             21.6              4             -6.6            11
         Malls                        9.4           4.8             21.0              5             23.8             7
         Mfr. Homes                   1.7           4.0             12.4              6             22.0            8
         Apartments                  21.0          -6.9             -0.1              7             35.7             3
         Diversified                 13.9          -4.3             -0.2              8             28.2             4
         Office                      23.5          -8.0             -1.0              9             37.5             2
         Industrial                   7.3          -1.6             -1.3             10             26.4             5
         Hotels                       8.9          -1.6            -29.2             11             46.0             1
---------------------------------------------------------------------------------------------------------------------------------
         Total                      100.0%         -3.7%             0.8%                           30.7%
---------------------------------------------------------------------------------------------------------------------------------

       * Source: Wilshire R.E. Securities Index, except NAREIT Equity for Health Care

CLARION CRA SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

OUTLOOK:

We are going through a stress test of earnings now driven by weak demand. Generally speaking though, we believe it is worth keeping an eye on the big picture:

 o Earnings growth is still positive. Growth expectations have been ratcheted down for public real estate companies as discussed earlier. The challenge is on the demand side of the equation, and the key variable to watch remains the growth rate of the U.S. economy. Despite a grim outlook for the economy for much of 2002, the average real estate company outside of the hotel sector is expected to have positive earnings growth next year of about 5%.

 o The dividend yield is at all time highs relative to the 10-year Treasury. According to data from NAREIT, the average REIT dividend yield is now 7.8%. The spread relative to the 10-year Treasury yield is over 300 basis points, which is unprecedented. The spread compares to an average of 90 basis points in the modern REIT era since 1992. Historically, a dividend spread of over 200 basis points has been a bullish signal for REIT performance over the next two years.

 o Most dividends appear to be very secure. Hotels have now suspended or signaled an intent to cut the dividend across the board. Crescent Realty also cut its dividend recently, and a few have been put on the watch list (Post Properties and Great Lakes REIT). However, the average company is paying out only 70% of the cash flow after capital expenditures expected next year. In fact, more than a dozen REITs have increased their dividends in the past 60 days.

 o Stocks trade at a discount to private values. CRA estimates that the average stock price represents an 8% discount to the private market value of its real estate assets net of debt (NAV). And we have had some recent evidence that these are not academic relationships between NAV and pricing. Recently, Cabot Industrial Trust announced its board's agreement to be acquired for $24 per share (a 20% premium to its stock price prior to the announcement and about equal to our estimate of NAV). Also announced recently, Storage USA is being acquired at a 5% premium to its current stock price or about equal to NAV (unless someone else agrees to pay more).

 o Current prices offer near all-time low multiples of future earnings. Though bad economic news may keep near term pressure on REIT stock prices, the multiple is near historical lows. Even after incorporating the lower earnings expected for next year that have emerged from third quarter earnings calls, the average real estate stock price today is only 8.1 times 2002 expected earnings (FFO). As shown in the chart below, this represents valuations nearly equal to the lows seen at the end of 1999.

               REIT PRICE/FFO MULTIPLES ON FORWARD 4-QUARTER BASIS
                                    1986-2001

[Chart Graphic Omitted]
Plot points are as follows:

         CRA
Jan 86       14.00
Apr 86       14.85
Jul 86       15.14
Oct 86       14.97
Jan 87       16.28
Apr 87       16.66
Jul 87       15.03
Oct 87       12.78
Jan 88       13.51
Apr 88       13.53
Jul 88       13.52
Oct 88       14.14
Jan 89       13.96
Apr 89        14.6
Jul 89       14.47
Oct 89       14.52
Jan 90       13.61
Apr 90       13.37
Jul 90       10.52
Oct 90       12.06
Jan 91        12.8
Apr 91       12.32
Jul 91       12.98
Oct 91       14.64
Jan 92       12.96
Apr 92       12.95
Jul 92       13.78
Oct 92       13.98
Jan 93        15.3
Apr 93       14.35
Jul 93       14.74
Oct 93       12.54
Jan 94       12.28
Apr 94       12.08
Jul 94       11.43
Oct 94        11.3
Jan 95       10.87
Apr 95        11.1
Jul 95       11.22
Oct 95       11.36
Jan 96       11.27
Apr 96        11.4
Jul 96       11.78
Oct 96        13.7
Jan 97       12.55
Apr 97       12.01
Jul 97       13.65
Oct 97       12.09
Jan 98        12.8
Apr 98        11.2
Jul 98         9.6
Oct 98         9.4
Jan 99         8.6
Apr 99         8.8
Jul 99         8.2
Oct 99         7.8
Jan 00         8.2
Apr 00         8.6
Jul 00         9.2
Oct 00         8.8
Jan 01         8.7
Apr 01         8.9
Jul 01         9.0
Oct 01         8.1


CLARION CRA SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

To be sure, there is cause for concern, but a lot of bad news is built into current valuations. Real estate fundamentals are weakening on the demand side, and new construction starts have declined rapidly (down almost 13% in aggregate from a year ago, according to September data). If the economic turmoil proves temporary and we resume economic growth by 2003, as is widely expected, we believe that real estate performance should begin picking up soon thereafter. In the meantime, investors are being paid handsomely to wait. Additionally, current prices afford an opportunity to own good quality real estate in the public market at prices that represent nearly all-time lows relative to future earnings prospects.

We appreciate your continued faith and confidence in Clarion CRA.

Sincerely,

CLARION CRA SECURITIES, L.P.

/s/ signature omitted                                      /s/ signature omitted
T. Ritson Ferguson                                         Kenneth D. Campbell
Managing Director                                          Managing Director


This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing or sending money. The CRA Realty Shares Portfolio, a portfolio of the Advisors' Inner Circle Fund, is distributed by SEI Investments Distributions Co., Oaks, PA 19456. The portfolio is subject to the risk that the securities of issuers in the real estate industry that the Portfolio purchases will underperform the market as a whole. To the extent that the Portfolio's investments are concentrated in issuers conducting business in the real estate industry, the Portfolio is subject to legislative or regulatory changes, adverse market conditions and/or increase competition affecting that industry.

                           COMPARISON OF CHANGE IN THE
                          VALUE OF A $10,000 INVESTMENT
                        IN THE CRA REALTY SHARES, VERSUS
                          THE S&P 500 COMPOSITE INDEX,
                            THE WILSHIRE REAL ESTATE
                        SECURITIES INDEX, AND THE NAREIT
                                  EQUITY INDEX

---------------------------------------------
               Total Return 1
---------------------------------------------
    One Year      Annualized      Annualized
     Return         3 Year       Inception to
                    Return           Date
---------------------------------------------
      7.88%          8.74%           5.65%
---------------------------------------------

[Chart Graphic Omitted]
Plot points are as follows:

                      CRA Realty Shares            S&P 500          Wilshire Real Estate Securities Index       NAREIT

12/96                      $10,000                 $10,000                         $10,000                      $10,000
10/97                       11,817                  12,527                          11,488                       11,502
10/98                       10,144                  15,283                           9,851                       10,031
10/99                        9,768                  19,207                           9,377                        9,325
10/00                       12,091                  20,376                          11,449                       11,030
10/01                       13,044                  15,303                          12,607                       12,606

Figures represent the period from December 31, 1996 through October 31, 2001.

1These figures represent past performance.   Past performance is no guarantee of
 future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

CLARION CRA SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

STATEMENT OF NET ASSETS

October 31, 2001

                                                         Market
                                                          Value

CRA REALTY SHARES PORTFOLIO                    Shares     (000)
--------------------------------------------------------------------------------
EQUITIES (95.2%)
DIVERSIFIED PROPERTY HOLDINGS (0.6%)
   Security Capital Group, Cl B* ............  25,000    $   468
                                                         -------
                                                             468
                                                         -------
HEALTHCARE (3.2%)
   Health Care Reit Inc. ....................  31,100        805
   Nationwide Health Properties Inc. ........  82,700      1,629
                                                         -------
                                                           2,434
                                                         -------
INDUSTRIAL (4.2%)
   AMB Property Corp. ....................... 130,800      3,180
                                                         -------
INDUSTRIAL/OFFICE MIX (8.5%)
   Duke-Weeks Realty Corp. .................. 115,000      2,651
   Liberty Property Trust ................... 114,200      3,061
   Reckson Associates .......................  35,000        805
                                                         -------
                                                           6,517
                                                         -------
OFFICE (25.7%)
   Arden Realty Inc. ........................ 109,800      2,704
   CarrAmerica Realty Corp. .................  93,500      2,647
   Equity Office Properties Trust ........... 196,279      5,594
   Highwoods Properties Inc. ................ 108,400      2,558
   Mack-Cali Realty Corp. ...................  74,700      2,316
   Prentiss Properties Trust ................  90,200      2,291
   Vornado Realty Trust .....................  38,300      1,501
                                                         -------
                                                          19,611
                                                         -------
RESIDENTIAL: APARTMENTS (22.6%)
   Apartment Investment &
     Management .............................  63,500      2,665
   Archstone-Smith Trust .................... 100,500      2,432
   AvalonBay Communities Inc. ...............  35,268      1,601
   BRE Properties Inc. ......................  53,500      1,551
   Camden Property Trust ....................  86,400      3,007
   Equity Residential Properties Trust ...... 126,400      3,280
   Gables Residential Trust .................  69,900      1,880
   Summit Properties Inc. ...................  35,100        795
                                                         -------
                                                          17,211
                                                         -------
RESIDENTIAL: HOTELS (2.1%)
   Starwood Hotels & Resorts Worldwide** ....  74,457      1,641
                                                         -------
RETAIL: MALLS (10.7%)
   General Growth Properties ................  51,800      1,897
   Macerich Company .........................  82,100      1,987
   Simon Property Group Inc. ................ 154,128      4,239
                                                         -------
                                                           8,123
                                                         -------
RETAIL: SHOPPING CENTERS (15.5%)
   Developers Diversified Realty Corp. ...... 158,400      2,883
   Kimco Realty .............................  46,100      2,254
   Pan Pacific Properties Inc. .............. 121,700      3,377
   Regency Realty Corp. ..................... 131,800      3,262
                                                         -------
                                                          11,776
                                                         -------

                                                         Market
                                                          Value
                                               Shares     (000)
--------------------------------------------------------------------------------
SELF STORAGE (2.1%)
   Storage USA Inc. .........................  39,400    $ 1,582
                                                         -------
   TOTAL EQUITIES
     (Cost $65,170)                                       72,543
                                                         -------


CASH EQUIVALENT (3.5%)
   SEI Daily Income Trust
     Prime Obligation Fund .................2,627,374      2,627
                                                         -------
   TOTAL CASH EQUIVALENT
     (Cost $2,627)                                         2,627
                                                         -------
   TOTAL INVESTMENTS (98.7%)
     (Cost $67,797) .........................             75,170
                                                         -------
   OTHER ASSETS AND LIABILITIES, NET (1.3%)                1,018
                                                         -------


NET ASSETS:
   Portfolio Shares of Institutional Shares
    (unlimited  authorization -- no par value)
     based on 7,801,867 outstanding shares
     of beneficial interest ................. .......     77,085
   Undistributed net investment income ...... .......        161
   Accumulated net realized loss on investments .....     (8,431)
   Net unrealized appreciation on investments .......      7,373
                                                         -------
   TOTAL NET ASSETS (100.0%)                             $76,188
                                                         =======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE-- INSTITUTIONAL SHARES .........      $9.77
                                                         =======
 * NON-INCOME PRODUCING SECURITY.
** REOC-- REAL ESTATE OPERATING COMPANY
CL -- CLASS
CORP. -- CORPORATION

INC.-- INCORPORATED

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)

                                                                         FOR THE
                                                                       YEAR ENDED
CRA REALTY SHARES PORTFOLIO                                              10/31/01
--------------------------------------------------------------------------------------

Investment Income:
   Dividend Income....................................................    $4,242
   Interest Income ...................................................        85
--------------------------------------------------------------------------------------

     Total Investment Income..........................................     4,327
--------------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees ..........................................       518
   Administrative Fees ...............................................       111
   Professional Fees .................................................        35
   Transfer Agent Fees ...............................................        49
   Printing Fees .....................................................        14
   Registration and Filing Fees ......................................        15
   Custodian Fees ....................................................         7
   Trustee Fees ......................................................         8
   Amortization of Deferred Organizational Costs .....................         5
   Other Fees.........................................................         1
--------------------------------------------------------------------------------------

     Total Expenses ..................................................       763
   Less: Investment Advisory Fee Waiver ..............................       (23)
--------------------------------------------------------------------------------------

     Net Expenses.....................................................       740
--------------------------------------------------------------------------------------

       Net Investment Income .........................................     3,587

   Net Realized Gain from Securities Sold ............................     1,844
   Net Unrealized Depreciation of Investment Securities ..............      (466)
--------------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments .................     1,378
--------------------------------------------------------------------------------------

   Net Increase in Net Assets Resulting from Operations...............    $4,965
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                                          FOR THE       FOR THE
                                                                                                        YEAR ENDED    YEAR ENDED
CRA REALTY SHARES PORTFOLIO                                                                              10/31/01      10/31/00
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income..............................................................................     $3,587          $3,476
   Net Realized Gain (Loss) on Securities Sold .......................................................      1,844          (3,612)
   Net Change in Unrealized Appreciation (Depreciation) of Investment Securities .....................       (466)         12,727
------------------------------------------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting from Operations.............................................      4,965          12,591
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
   Net Investment Income .............................................................................     (3,587)         (3,476)
   In Excess of Net Investment Income ................................................................       (577)           (329)
------------------------------------------------------------------------------------------------------------------------------------

     Total Distributions .............................................................................     (4,164)         (3,805)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
   Shares Issued .....................................................................................     13,726           9,051
   Shares Issued in Lieu of Cash Distributions .......................................................      3,110           2,905
   Shares Redeemed ...................................................................................     (5,896)        (12,263)
------------------------------------------------------------------------------------------------------------------------------------

   Increase (Decrease) in Net Assets Derived from Capital Share Transactions..........................     10,940            (307)
------------------------------------------------------------------------------------------------------------------------------------

     Total Increase in Net Assets ....................................................................     11,741           8,479

Net Assets:
   Beginning of Year .................................................................................     64,447          55,968
------------------------------------------------------------------------------------------------------------------------------------

   End of Year .......................................................................................    $76,188         $64,447
====================================================================================================================================
   Shares Issued and Redeemed:
    Shares Issued ....................................................................................      1,355           1,022
    Shares Issued in Lieu of Cash Distributions ......................................................        303             324
    Shares Redeemed ..................................................................................       (589)         (1,408)
------------------------------------------------------------------------------------------------------------------------------------

     Net Increase (Decrease) in Shares ...............................................................      1,069             (62)
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Periods Ended October 31,





              Net                                                                   Net
             Asset               Realized and    Distributions   Distributions     Asset
             Value      Net      Unrealized         from Net        from           Value
           Beginning Investment Gain (Loss) on     Investment      Capital          End       Total
           of Period   Income     Securities        Income          Gains        of Period   Return+
           --------- ---------- --------------   -------------   -------------   ---------   --------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2001         $ 9.57    $0.50       $ 0.27           $(0.57)            --         $ 9.77       7.88%
2000           8.24     0.69         1.21            (0.57)            --           9.57      23.78
1999           9.10     0.49        (0.80)           (0.55)            --           8.24      (3.70)
1998          11.49     0.35        (1.85)           (0.40)        $(0.49)          9.10     (14.16)
1997 (1)      10.00     0.26         1.53            (0.30)            --          11.49      18.17



                                                               Ratio
                                                               of Net
                                      Ratio       Ratio     Investment
              Net                  of Expenses    of Net       Income
            Assets        Ratio     to Average  Investment   to Average
              End      of Expenses  Net Assets    Income     Net Assets  Portfolio
           of Period   to Average   (Excluding  to Average   (Excluding  Turnover
             (000)     Net Assets    Waivers)   Net Assets    Waivers)     Rate
           ---------   ----------- ----------- ------------  ----------  ---------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2001        $76,188       1.00%       1.03%       4.84%        4.81%      77.46%
2000         64,447       1.00        1.05        5.71         5.66       92.99
1999         55,968       1.00        1.11        5.37         5.26       66.56
1998         55,617       1.00        1.17        3.29         3.12       73.54
1997 (1)     34,797       1.00        1.63        2.91         2.28      102.74

 + Return is for the period indicated and has not been annualized.

(1) The CRA Realty Shares Portfolio commenced operations on January 1, 1997. All ratios for the  period  have been  annualized.  Amounts  designated  as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                       CRA REALTY SHARES PORTFOLIO

October 31, 2001

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with fifteen portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are presented separately. The Fund is registered to offer two classes of shares: Institutional Shares and Class A Shares. As of October 31, 2001, the Class A Shares had not yet commenced operations. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

   FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. Accordingly, to record return of capital distributions, the Fund reclassified $811,407 from undistributed net investment income to paid in capital. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar year end, and an adjustment, if any is required, is then recorded by the Fund.

   ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

NOTES TO FINANCIAL STATEMENTS (concluded)           CRA REALTY SHARES PORTFOLIO

October 31, 2001

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

In April 1998, the AICPA issued Statement of Position "SOP" No. 98-5, "Reporting on the Costs of Start-Up Activities." The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Fund's average daily net assets; 0.125% of the next $100 million of the Fund's average daily net assets; 0.10% of the next $100 million of the Fund's average daily net assets; and 0.08% of the Fund's average daily net assets over $300 million.

Effective April 27, 2001, the Board of Trustees approved a change in the transfer agent and dividend disbursing agent for the Fund from DST Systems Inc. to Forum Shareholder Services, LLC.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Clarion CRA Securities (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments and U.S. Government Securities, for the period ended October 31, 2001, are as follows (000):

      Purchases...............................        $65,536
      Sales ..................................        $55,827


At October 31, 2001, the total cost of securities and net unrealized gains or losses on securities sold for Federal income tax purposes was different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 2001, is as follows (000):

Aggregate gross unrealized

  appreciation .................................       $8,102
Aggregate gross unrealized
  depreciation .................................         (796)
                                                       ------
Net unrealized appreciation ....................       $7,306
                                                       ======

For Federal income tax purposes the Fund has a December 31st tax year end. The Fund had a capital loss carryforward at December 31, 2000, that can be used to offset future capital gains.The capital loss carryforward will expire as follows:

December 2006 ..................................   $1,645,236
December 2007 ..................................    4,472,093
December 2008...................................    2,426,611
                                                   ----------
Total ..........................................   $8,543,940
                                                   ==========

7. CONCENTRATION OF INDUSTRY/CREDIT RISK:

The Fund invests a substantial portion of its assets in securities in the real estate industry. Therefore, it may be more affected by economic and political developments in that industry than a general equity fund would be.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of CRA Realty Shares Portfolio of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of the CRA Realty Shares Portfolio (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CRA Realty Shares Portfolio of The Advisors' Inner Circle Fund as of October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 14, 2000

                                      NOTES

                                      NOTES

                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                  P.O. Box 446
                               Portland, ME 04112

                                    ADVISER:
                          CLARION CRA SECURITIES, L.P.
                      Suite 205, 259 N. Radnor-Chester Road
                                Radnor, PA 19087

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                  Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

    This information must be preceded or accompanied by a current prospectus for the Fund described.

CRA-F-004-05